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                                                                  EXHIBIT 10.11

                    AMENDMENT TO REVOLVING CREDIT AGREEMENT
                    ---------------------------------------


          This amendment, dated as of March 10, 1995, to Revolving Credit Agreement, dated as of April 15, 1994 (the "DOCLOC Agreement"), by and between Amax Gold Inc., a Delaware corporation (the "Borrower"), and Cyprus Amax Minerals Company, a Delaware corporation (the "Lender"). Terms not expressly defined herein have the meanings ascribed to them in the DOCLOC Agreement.

          WHEREAS, the Borrower and the Lender desire to extend the term of the DOCLOC Agreement,

          WHEREAS, the Borrower and the Lender each have had the amendment approved by its Board of Directors (and the Borrower having had such transactions, among others, approved separately by the Audit Committee of the Board of Directors, which consists solely of those Directors who are not affiliated with the Lender); and

          WHEREAS, this Agreement is subject to the approval of the stockholders of the Borrower at the Annual Meeting of Stockholders to be held on May 23, 1995.

          NOW, THEREFORE, the parties hereby agree to the following terms and conditions:

          1. Subject to Section 4, Section 1.01 of the DOCLOC Agreement hereby is amended to delete the words "April 30, 1997" and to substitute therefor the words "December 31, 2001."

          2. Subject to Section 4, Section 1.06 of the DOCLOC Agreement hereby is amended to delete the words "June 30, 1997" from the fourth line thereof and substitute therefor the words "March 31, 2002."

          3. All of the other terms and provisions of the DOCLOC Agreement shall remain unchanged.

          4. This Agreement shall not be effective unless and until the Borrower has obtained the approval of its stockholders of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              AMAX GOLD INC.


                                              By:     /s/ MARK A. LETTES
                                                 _______________________________
                                              Title: Vice President and
                                                     Chief Financial Officer
                                                    ___________________________

ATTEST:

    /s/ DEBORAH J. FRIEDMAN
__________________________________


                                              CYPRUS AMAX MINERALS COMPANY


                                              By:   /s/ FRANCIS J. KANE
                                                 _______________________________
                                              Title: Vice President, Investor
                                                     Relations and Treasurer
                                                    ____________________________

ATTEST:

 /s/ KATHLEEN J. GORMLEY
__________________________________

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